UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2025

MaxLinear, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5966 La Place Court, Suite 100, Carlsbad, California 92008
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (760) 692-0711
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	MXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
We held our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 20, 2025. At the Annual Meeting, 56,099,838 shares of our common stock were present or represented by proxy, representing 64.95% of voting power of the shares of our common stock outstanding as of March 26, 2025, the record date for the Annual Meeting. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.Election of One Class I Director. The following nominee was re-elected by the holders of our common stock to serve as our Class I director to hold office until our 2028 annual meeting of stockholders and until his successor is duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Daniel A. Artusi	42,083,978	3,565,672	28,483	10,421,705
2.Advisory Vote to Approve Named Executive Officer Compensation. On an advisory basis, the compensation of our named executive officers for the year ended December 31, 2024, as disclosed in our proxy statement for our Annual Meeting, was not approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
13,664,945	31,897,699	115,489	10,421,705
3.Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
55,432,490	371,044	296,304	—
4.Approval of Amendment to the MaxLinear, Inc. Amended and Restated 2010 Equity Incentive Plan. The amendment of our 2010 Equity Incentive Plan to increase the number of shares reserved thereunder by 3,657,565 was not approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
12,374,976	33,195,464	107,693	10,421,705

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 21, 2025	MAXLINEAR, INC.

(Registrant)

		By:	/s/ Steven G. Litchfield
Steven G. Litchfield
Chief Financial Officer and Chief Corporate Strategy Officer

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